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Forward-Looking Statements
This presentation contains certain forward-looking information about CU Bancorp and California United Bank (collectively the “Company”) that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995.
All statements other than statements of historical fact are forward-looking statements. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of the Company. There are a number of important factors that could cause actual results to differ materially from those expressed in, implied or projected by, such forward-looking statements. Risks and uncertainties include but are not limited to lower than expected revenues; credit quality deterioration which could cause an increase in the allowance for loan losses and a reduction in net earnings; increased competitive pressure among depository institutions; a change in the interest rate environment which reduces interest margins; asset/liability repricing risks and liquidity risks; general economic conditions, either nationally or in the market areas in which the Company does or anticipates doing business are less favorable than expected; environmental conditions, including natural disasters, may disrupt our business, impede our operations, negatively impact the values of collateral security for the
Company’s loans or impair the ability of our borrowers to support their debt obligations; the economic and regulatory effects of the continuing war on terrorism and other events of war; legislative or regulatory requirements or changes adversely affecting the Company’s business; and
changes in the securities markets. If any of these risks or uncertainties materializes or if any of the assumptions underlying such forward-looking statements proves to be incorrect, the Company’s results could differ materially from those expressed in, implied or projected by such forward-
looking statements. The Company assumes no obligation to update such forward-looking statements. For a more complete discussion of risks and uncertainties, read the Bank’s annual report on Form 10-K, quarterly reports on Form 10-Q and other reports filed by the Bank with the FDIC and by CU Bancorp with the SEC. The documents filed with the FDIC and the SEC may be obtained at California United Bank’s website at
www.cunb.com. These documents may also be obtained free of charge from CU Bancorp by directing a request to CU Bancorp, 15821
Ventura Boulevard, Suite 100, Encino, California 91436, Attention: Investor Relations. Telephone 818 257-7700.
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Investment Highlights

•
Emerging business banking franchise reaching an inflection point in profitability
•
Attractive  low-cost core deposit base
Non-interest bearing deposits comprise 48% of total deposits
Cost of deposits was 18 bps in Q3 2012
•
Demonstrated ability to grow both organically and through acquisitions
•
Experienced management team with an established track record of delivering results
•
Recent acquisition of Premier Commercial Bank (PCB) provides near-term catalyst for earnings growth (excluding merger-related expenses)
•
Growing awareness in local markets and the investment community
Surpassed $1 billion in total assets in July 2012
Transferred listing to Nasdaq Capital Market in October 2012
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Corporate Overview

• Established by local business owners and entrepreneurs in 2005
• Eight full-service offices in Los Angeles, San Fernando Valley, Conejo Valley,
Santa Clarita Valley, Simi Valley, South Bay, and Orange County (Anaheim and
Irvine/Newport Beach)
• Servicing businesses, non-profit organizations, entrepreneurs, professionals, and high-net worth individuals
• Total assets of $1.3 billion
• California United Bank grew total assets at a 41.0% CAGR and total deposits at a
50.5% CAGR since inception in 2005 through December 31, 2011
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California United Bank is a premier community-based
commercial bank servicing the Metropolitan Los Angeles,
Orange County and Ventura County markets

Castaic
Pearblossom
Phelan
Fillmore
Santa Clarita
Angeles National Forest
Simi Valley
North Hills
Thousand Oaks
Calabasas
Glendale
Azusa
Los Angeles
West Covina
Ontario
Chino
Malibu
Santa Monica
Westchester
Downey
Torrance
Long Beach
Anaheim
Santa Ana
Huntington Beach
Irvine
Mission Viejo
Laguna Niguel
San Clemente

CU BANCORP

•
Encino (2005) – Headquarters
•
Los Angeles (2006)
•
Santa Clarita Valley (2007)
•
South Bay (2009) – Converted to a branch
in 2010
•
Orange County (2010) – Loan Production
Office
•
Simi Valley (2010) – Acquired from
California Oaks State Bank
•
Thousand Oaks (2010) – Acquired from
California Oaks State Bank
•
Anaheim (2012) – Acquired from Premier
Commercial Bank
•
Irvine/Newport Beach (2012) – Acquired
from Premier Commercial Bank
CUNB Branch
CUNB LPO
Former COSB
Branch
Former PCB
Branch
Strategic Geographic Locations

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California United Bank has a footprint
that spans the most attractive markets
in  Southern California:

Why We Are Different

• CUNB has been engaged in the successful practice of business banking since its inception
Strong growth combined with stellar asset quality
• We have the ability to do larger, more complex financings than similar sized banks
Formula lines of credit
Asset-based lending
• Executive team has extensive experience building high performing banks
• Demonstrated ability to identify, acquire and successfully integrate banks
• Proven ability to attract top bankers
Multiple experienced banking teams added from competitors since 2010
• Local advisory boards guide the Bank in its respective business communities
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California United Bank sets itself apart
from other banks in the following ways:

Our Customers

• Majority of customers participate in the manufacturing, distribution and services industries
• Typical customer has between $10 million and $60 million in annual sales (excluding SBA borrowers)
• Typical loan commitment ranges between $1 million and $5 million
(excluding SBA loans)
• Majority of new customers come from larger banks
• Most new business generation results from warm leads provided by referral sources
Our customer base reflects the diversity
of industries in Southern California
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•
CUNB employees are involved in their local communities
•
Strong cultural value demonstrates that supporting the community is also good business
•
CUNB supports over 75 charities throughout Southern California financially and with volunteer hours
•
Utilize local advisory boards to help guide the Bank in its respective markets
•
“Outstanding” CRA Rating
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Dedicated to the Community

*Formerly EVP at Premier Commercial Bank, N.A.
David Rainer President Chief Executive Officer 32 years 7 years
Anne Williams EVP
Chief Operating Officer & Chief Credit
Officer
32 years 7 years
Karen Schoenbaum EVP Chief Financial Officer 19 years 3 years
Anita Wolman EVP General Counsel 35 years 7 years
Sam Kunianski EVP
Executive Manager –
Commercial and
Private Banking
28 years 6 years
William Sloan EVP
Executive Manager –
Real Estate and
Santa Clarita Regional Manager
28 years 7 years
Stephen Pihl EVP
Executive Manager –
SBA and Orange
County Regional Manager
25 years New addition*
Name Title Functional Banking Exp CUB Tenure
Experienced Management
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The Management Team at California United Bank has
.  The same Executive Team that created success at the banks below are now in charge at California United Bank.
–
Grew to $1 billion in assets
–
Sold to Bank of Hawaii in 1997
–
Sold to U.S. Bancorp in 2000
–
Opened in 2005
–
Acquired Cal Oaks State Bank December 31, 2010
–
Merged with Premier Commercial Bancorp July 31, 2012
–
$1.3 billion in total assets at September 30, 2012
A History of Success
•
Wells Fargo/Security Pacific – 1980s
•
California United Bank (1992 – 1997)
•
Santa Monica Bank
•
U.S. Bank (2001 – 2004)
•
California United Bank (Current)
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three decades of banking experience in the
Southern California Market

Our Growth Strategy

Organic
Acquisitions
De novo regional offices with strong local leadership
Hire “in market” talent
Offer sophisticated products/solutions
Expertise in C&I and Commercial Real Estate lending
Relationship based business
Distinguish by service
New SBA lending expertise provided by PCB
California Oaks State Bank (12/31/10)
Premier Commercial Bank (7/31/12)
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Q3 2012 Highlights

•
Pre-tax earnings before merger-related expenses of $1.13 million, an increase of 6.5% over prior year
•
Net interest income of $9.8 million, an increase of 42% over prior year
•
Net interest margin increased to 3.57% from 3.37% in prior quarter
Accretion of purchase accounting discount enhanced loan yields by 29 bps
•
Net organic loan growth of $51 million, or 10% from the end of the prior quarter
•
Net organic deposit growth of $24 million, or 3% from the end of the prior quarter
•
Net charge-offs of $44,000
•
Integration of Premier Commercial Bank completed in less than 30 days after close
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*Represents the assets acquired from Premier Commercial Bancorp on July 31, 2012
Consistent Asset Growth
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$102
$178
$260
$379
$457
$638
$800
$871
$118
$397*
$0
$200
$400
$600
$800
$1,000
$1,200
$1,400
2005 2006 2007 2008 2009 2010 2011 9/30/2012
CUB Organic Acquisitions
$1,268
PCB
acquisition
COSB
acquisition

$756

Loan Growth

$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
2005 2006 2007 2008 2009 2010 2011 9/30/2012
$795
$421
CUB Organic Acquisitions
$35
$96
$162
$232
$263
$334
$489
$540
$87
$255
PCB
acquisition
COSB
acquisition
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Loan Portfolio Composition
(September 30, 2012)

Multi-Family
Other
C&I
Owner-Occupied
CRE
Non-Owner
Occupied CRE
Construction
3%
2%
6%
8%
29%
22%
30%
1-4
Family
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Loans by Industry (C&I and Owner-Occupied)
(September 30, 2012)

Transportation
Restaurant/Lodging
Retail
Admin Mgmt
Construction
Education
Entertainment
Finance
Healthcare
Information
Other Services
Professional Svces
Real Estate
Wholesale
Manufacturing
14%
22%
6%
5%
3%
3%
13%
7%
1%
2%
7%
7%
1%
3%
7%
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NPAs/Total Assets

Peer Group includes public banks in California with total assets between $1.0-$1.5 billion
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1.42%
1.24%
1.12%
1.10%
1.19%
1.05%
0.98%
1.07%
4.44%
4.90%
4.12%
3.54%
3.31%
3.18%
3.27%
3.11%
0.00%
1.00%
2.00%
3.00%
4.00%
5.00%
6.00%
4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12
CUNB Peer Group Avg.

Peer Group includes public banks in California with total assets between $1.0-$1.5 billion
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1.57%
-
0.02%
0.22%
-
0.61%
0.23%
-
0.01%
0.49%
0.01%
1.29%
0.83%
1.13%
0.83%
0.73%
0.76%
1.41%
0.75%
-
1.00%
-
0.50%
0.00%
0.50%
1.00%
1.50%
2.00%
4Q10 1Q11 2Q11 3Q11 4Q11 1Q12
2Q12
3Q12
CUNB Peer Group Avg.
NCOs/Avg. Loans

CUB Organic Acquisitions
$1,200
$1,000
$800
$600
$400
$200
$0
2005 2006 2007 2008 2009 2010 2011
9/30/2012
$658
$1,097
$278
$819
$691
$113
$545
$346
$246
$191
$116
$60
$60
COSB
acquisition
PCB
acquisition
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Strong Deposit Growth

CDs 7.8% Non-Int. Bearing Demand 47.9% MM and Savings 34.6% Interest Bearing Transaction 9.6% United in Our Dedication to Relationships Deposit Composition (September 30, 2012) 20

Transaction Accounts / Total Deposits (%)
Cost of Funds (%)

CU BANCORP

Transaction Accounts and Cost of Funds

70.0
60.0
50.0
40.0
30.0
20.0
10.0
0.0
3.5
3.0
2.5
2.0
1.5
1.0
0.5
0.0
2006Y 2007Y 2008Y 2009Y 2010Y 2011Y Q2 2012 Q3 2012
Peer Median (Transaction Accounts)
CUNB (Transaction Accounts) CUNB (Cost of Funds)
Peer Median (Cost of Funds)
2.87
2.44
2.33
2.80
51.4
2.00
46.2
32.2
35.7
29.5
29.1
1.59
26.8
28.4
0.70
1.31
31.1
36.9
38.4
40.3
0.87
0.45
0.64
0.19
0.47
0.12
57.6
0.47
0.24
53.5
64.5
67.5
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Peer Group includes public banks in California with total assets between $1.0-$1.5 billion

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CU Bancorp Capital Ratios

Tier 1 Leverage Capital Ratio (%) Total Risk Based Capital Ratio (%)
10.01%
11.30%
5.00%
0%
2%
4%
6%
8%
10%
12%
CUNB Peer Group
Avg.
FDIC Well
Capitalized
12.24%
16.04%
10.00%
0%
5%
10%
15%
20%
CUNB Peer Group
Avg.
FDIC Well
Capitalized
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Peer Group includes public banks in California with total assets between $1.0-$1.5 billion

Merger Overview

Creates one of Los Angeles/Orange County’s largest independent commercial banking franchises focused exclusively in the market
Partnered two of Southern California’s strongest commercial banks; strengthening the franchise for long-term earnings growth and value creation
The critical mass of a larger institution will enable the bank to expand available services and penetrate additional markets
The transaction will be beneficial for stakeholders in both organizations: creating value for shareholders, employees, customers, and the Southern California communities
Southern California’s
Preeminent Business Bank
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Merger of Two Attractive Franchises

Low Cost Deposits
C&I Lending Expertise
Attractive Locations
Strong Credit Quality
Experienced Management Team
SBA Expertise
Real Estate Lending Expertise
Attractive Orange County Market
Strong Credit Quality
Experienced Management Team
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An Abundance of Synergies

Combined breadth of products and services will increase business development capabilities throughout footprint
PCB’s award-winning SBA lending platform will be leveraged
throughout CUB’s markets
Improving PCB’s deposit mix and reducing funding costs
Elimination of redundancies will provide meaningful cost savings and enhance efficiencies
Greater scale will enable better absorption of increasing regulatory compliance costs

Shifting from Growth to High Performance

• Capture synergies from PCB merger
• Expand non-interest income through increased SBA
loan production and sales
• Continue attracting high performing bankers
• Further penetrate existing footprint
• Enhance efficiencies as we continue to scale
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Contact Information 27 • For more information, please contact: – Karen Schoenbaum, CFO (818) 257-7700 kschoenbaum@cunb.com United in Our Dedication to Relationships